UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2026 (August 17, 2026)
Corebridge Financial, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41504	95-4715639
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston, Texas 77019

(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: 1-877-375-2422
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On August 20, 2026, Corebridge Financial, Inc. (“Corebridge”), issued and sold $750,000,000 aggregate principal amount of its 5.900% Senior Notes due 2036 (the “Notes”). Corebridge intends to use the net proceeds from the offering and cash on hand to redeem, repurchase or repay a portion of the $1,250 million outstanding aggregate principal amount of Corebridge’s 3.650% Senior Notes due 2027 and to pay related premiums, accrued and unpaid interest, fees and expenses.
Item 8.01  Other Events.
In connection with the issuance and sale of the Notes, Corebridge entered into an Underwriting Agreement, dated August 17, 2026 (the “Underwriting Agreement”), among Corebridge and BofA Securities, Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto.
The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference:
•Underwriting Agreement, dated August 17, 2026, between Corebridge, BofA Securities, Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto;
•Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee;
•Ninth Supplemental Indenture, dated August 20, 2026, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the Notes;
•Form of the Notes; and
•Opinion of Debevoise & Plimpton LLP, relating to the validity of the Notes.
Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

1.1
Underwriting Agreement, dated August 17, 2026, between Corebridge Financial, Inc., BofA Securities, Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named in Schedule I thereto.

4.1
Indenture, dated April 5, 2022, between Corebridge and The Bank of New York Mellon, as Trustee, incorporated by reference to Exhibit 4.1 to Corebridge Financial, Inc.’s Registration Statement on Form S-1, filed on September 12, 2022 (File No. 333-263898).

4.2	Ninth Supplemental Indenture, dated August 20, 2026, between Corebridge and The Bank of New York Mellon, as Trustee, relating to the Notes.
4.3	Form of the Notes (included in Exhibit 4.2).
5.1	Opinion of Debevoise & Plimpton LLP.
23.1	Consent of Debevoise & Plimpton LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 20, 2026	Corebridge Financial, Inc.

		By:	/s/ Christopher Filiaggi
			Name:	Christopher Filiaggi
			Title:	Interim Chief Financial Officer and Chief Accounting Officer